SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  April 18, 2012

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-26480

39-1804877

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

1905 W. STEWART AVENUE

WAUSAU, WI 54401

(Address of principal executive offices, including Zip Code)

(715) 842-2191

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07.

Submission of Matters to a Vote of Security Holders.

On April 18, 2012, PSB Holdings, Inc. held its Annual Meeting of Shareholders.  The following directors were elected for a one-year term at the Annual Meeting:  Gordon P. Connor, William J. Fish, Charles A. Ghidorzi, Karla M. Kieffer, Peter W. Knitt, David K. Kopperud, Kevin J. Kraft, Thomas R. Polzer, William M. Reif, Thomas A. Riiser, and Timothy J. Sonnentag.

There were 1,584,077 shares of Common Stock eligible to be voted at the Annual Meeting and 1,186,876 shares were represented at the meeting by the holders thereof, which constituted a quorum.  The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1.

Election of Directors.

The eleven nominees proposed by the Board of Directors were elected as directors for a one-year term expiring at the 2013 Annual Meeting by the following votes:

Director	For	Withheld	Broker Non-Votes
Gordon P. Connor	921,258	49,349	216,269
William J. Fish	960,060	10,547	216,269
Charles A. Ghidorzi	959,424	11,183	216,269
Karla M. Kieffer	959,525	11,082	216,269
Peter W. Knitt	957,855	12,752	216,269
David K. Kopperud	926,539	44,068	216,269
Kevin J. Kraft	959,525	11,082	216,269
Thomas R. Polzer	954,671	15,936	216,269
William M. Reif	954,795	15,812	216,269
Thomas A. Riiser	943,971	26,636	216,269
Timothy J. Sonnentag	957,341	13,266	216,269

2.

Ratification of the audit committee’s selection of Wipfli LLP as the Company’s independent auditor for the 2012 fiscal year.

The audit committee’s selection of Wipfli LLP as the Company’s independent auditor for the 2012 fiscal year was ratified by the following votes:

For	Against	Abstain	Broker Non-Votes
1,162,954	14,585	9,337	0

Section 8 – Other Events

Item 8.01.

Other Events.

1.

Execution of Consulting Agreement with Gordon P. Gullickson.

Peoples State Bank, a subsidiary of PSB Holdings, Inc., has entered into a Consulting Agreement with Gordon P. Gullickson whereby Mr. Gullickson has agreed to act as a consultant to the Bank’s Board of Directors, and, as part of his consulting services, Mr. Gullickson will attend the Bank’s loan, ALCO, and stock liquidity committee meetings as a non-voting consultant to those committees.  The Consulting Agreement is effective as of April 19, 2012, and will remain in effect until April 15, 2014.  In exchange for the consulting services Mr. Gullickson will provide to the Bank, Mr. Gullickson will receive a fixed payment of $6,250 per quarter.

2.

Election of Chairman by Boards of Directors of PSB Holdings, Inc. and Peoples State Bank.

On April 18, 2012, the Board of Directors of PSB Holdings, Inc. and the Board of Directors of Peoples State Bank selected William J. Fish as chairman of each board.  Mr. Fish will succeed Gordon P. Gullickson as chairman of PSB Holdings, Inc., and Patrick J. Crooks as chairman of the Bank.  Messrs. Gullickson and Crooks both retired as directors at the conclusion of the annual meeting of shareholders held on April 18, 2012.  Mr. Fish has served as a director of PSB Holdings, Inc. since 1997, and he has considerable business experience as the owner and operator of several McDonalds franchises.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB HOLDINGS, INC.

Date:  April 23, 2012

By:  SCOTT M. CATTANACH

Scott M. Cattanach

Treasurer